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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2000
                                                   -------------

       Oxford Residential Properties I Limited Partnership
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     (Exact name of registrant as specified in its charter)


     Maryland                0-14533                  52-1322906
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 (State or other           (Commission              (I.R.S. Employer
 jurisdiction of            File Number)           Identification No.)
 incorporation)



  7200 Wisconsin Avenue, Suite 1100, Bethesda, Maryland  20814
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            (Address of principal executive offices)

                         (301) 654-3100
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       Registrant's telephone number, including area code


                                N/A
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   (Former name or former address, if changed since last report)



















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       OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP

                            FORM 8-K
                        CURRENT REPORT

Item 1(b).     Changes in control of registrant.

Oxford Residential Properties I Limited Partnership (the "Company" or "ORP"), announced on June 29, 2000 that Apartment Investment and Management Company ("AIMCO") (NYSE:
AIV) has agreed to acquire all of the stock of Oxford Holding Corporation ("OHC") that it does not already own, as well as other interests in various Oxford entities. OHC is the parent company of ORP's Managing General Partner, Oxford Residential Properties I Corporation. Merrill Lynch & Co. served as financial advisor to ORFG and its affiliates with respect to this transaction. Although closing of the transaction is expected to occur later this year, no assurances can be given that all conditions to closing will be satisfied.

Item 7.       Exhibits

Exhibit 1 Press Release dated June 29, 2000.

































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       OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP

                            FORM 8-K

                         CURRENT REPORT

                           SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Oxford Residential Properties I Limited Partnership

                     By:  Oxford Residential Properties I
                           Corporation,
                          Managing General Partner of the
                           registrant



Date: July 13, 2000            By: /s/ Marc B. Abrams
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                                   Marc B. Abrams,
                                   Senior Vice President































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For Immediate Release
June 29, 2000



News Release

OXFORD RESIDENTIAL PROPERTIES I ANNOUNCES OXFORD TRANSACTION
June 29, 2000 EDT

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      BETHESDA,  MARYLAND-  June 29, 2000  -  Oxford  Residential
Properties   I   Limited  Partnership  ("ORP"),  announced   that
Apartment Investment and Management Company ("AIMCO") (NYSE: AIV) has agreed to acquire all of the stock of Oxford Holding Corporation ("OHC") that it does not already own, as well as other interests in various Oxford entities. OHC is the parent company of ORP's Managing General Partner, Oxford Residential
Properties   I  Corporation  (the  "Managing  General  Partner").
Merrill Lynch & Co. served as financial advisor to OHC and its affiliates with respect to this transaction. Although closing of the transaction is expected to occur later this year, no assurances can be given that all conditions to closing will be satisfied.

     AIMCO, a publicly-traded real estate investment trust headquartered in Denver, Colorado, is one of the largest owners and managers of apartment communities in the nation, with a geographically diversified portfolio of approximately 365,000 apartments. An AIMCO affiliate currently serves as the property manager for the four properties in ORP's portfolio.

     Upon completion of this transaction, AIMCO will own the Managing General Partner of ORP, as well as controlling interests in each of the four entities that own properties in Indiana, Michigan, Minnesota and Florida. The Managing General Partner has been informed by AIMCO that it has no current definitive plans with respect to ORP or its assets.

     Questions should be directed to Steve Cummings at (301) 961-
3554. For more information about AIMCO, visit AIMCO's website at www.AIMCO.com.

     This press release contains statements that are forward-looking in nature and reflect management's current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of financial performance.